UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 28, 2012 (November 21, 2012)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 21, 2012, General Dynamics Corporation (the “Company”) received a notice from the Plan Administrator of a blackout period (the “Blackout Period”) pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Company’s 401(k) plans, namely, the General Dynamics Corporation Savings and Stock Investment Plan (Plan 3.0), the General Dynamics Corporation Savings and Stock Investment Plan (Plan 4.5), the General Dynamics Corporation Savings and Stock Investment Plan (Plan 5.0), the General Dynamics Corporation Savings and Stock Investment Plan for Represented Employees, and the General Dynamics Corporation Supplemental Savings and Stock Investment Plan (the “Plans”). The Blackout Period is required because the Plans are making certain administrative changes, including changing the recordkeeper and the benefit administration service provider from Aon Hewitt to Fidelity Workplace Services LLC (“Fidelity”), changing the trustee from The Northern Trust Company to Fidelity Management Trust Company (an affiliate of Fidelity), changing the platform and offering additional investment options. During the Blackout Period, participants in the Plans will be unable to perform certain account transactions under the Plans such as directing or diversifying investments in individual accounts, obtaining a loan or obtaining a distribution. The Blackout Period will begin after 4 p.m. Eastern time on December 27, 2012. The Blackout Period is expected to end the week of December 30, 2012 (but no earlier than January 2, 2013).

The Company intends to send an appropriate notice to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the common stock of the Company (including with respect to derivatives) that apply to them during the Blackout Period. This notice will be provided to directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended. A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting General Dynamics Corporation, Attention: Vice President, Human Resources and Shared Services, 2941 Fairview Park Drive, Falls Church, Virginia 22042.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Notice of Blackout Period to Directors and Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Kimberly A. Kuryea
Kimberly A. Kuryea Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: November 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Blackout Period to Directors and Executive Officers.